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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 17, 2000
                        (Date of earliest event reported)

                                  QUALTON, INC.
              (Formerly known as International Realty Group, Inc.)
             (Exact Name of Registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                0-20180                          62-1277260
         (Commission File Number)     (IRS Employer Identification No.)

         Av. Constituyentes 647  Mexico, D.F.                   11810
       (Address of principal executive offices)               (Zip code)

                                011-52-5277-9211
              (Registrant's telephone number, including area code)


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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On October 17, 2000, Qualton, Inc., a Delaware corporation formerly known as International Realty Group, Inc. (the "Company"), acquired from Qualton Group Corporation, a Marshall Islands corporation, 100% of the issued and outstanding shares of capital stock of Qualton Hotels & Resorts Corporation, a Marshall Islands corporation and wholly-owned subsidiary of Qualton Group Corporation. Pursuant to the acquisition, the Company issued to Qualton Group Corporation One Hundred Sixty-Three Million Five Hundred Forty Thousand (163,540,000) shares of the Company's Common Stock, $0.001 par value per share.

         Additional information regarding the acquisition may be found in the Company's Form 8-Ks that the Company filed with the Securities and Exchange Commission on September 8, 2000 and October 18, 2000, each of which is incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         The Company hereby amends the Form 8-K that the Company filed with the Securities and Exchange Commission on October 18, 2000 to include the financial statements required by Item 7(a) of Form 8-K and to address the requirement of pro forma financial information required by Item 7(b) of Form 8-K:

         (a)      Financial Statements of Business Acquired.

         Audited financial statements of Qualton Hotels & Resorts Corporation for the years ended December 31, 1999 and 1998 are attached hereto as
Exhibit 99.1.

         Unaudited interim financial statements of Qualton Hotels & Resorts Corporation for the nine months ended September 31, 2000 and 1999 are attached hereto as Exhibit 99.2.

         (b)      Pro Forma Financial Information.

         The pro forma financial information required by this section has not been included because the transaction has been accounted for as a recapitalization of Qualton Hotels & Resorts Corporation and not as a business combination.

         (c)      Exhibits

         The following exhibits are filed herewith or incorporated by reference as part of this report:

                  Exhibit No.          Document Description


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                  2.1*                 Stock Purchase Agreement, dated as of
                                       September 1, 2000, by and among: (i)
                                       International Realty Group, Inc.
                                       (currently Qualton, Inc.), a Delaware
                                       corporation; (ii) Qualton Group
                                       Corporation, a Marshall Islands
                                       corporation; (iii) Qualton Hotels &
                                       Resorts Corporation, a Marshall Islands
                                       corporation; and (iv) each of the
                                       subsidiaries of Qualton Hotels & Resorts
                                       Corporation.

                  27.1 Financial Data Schedule for the fiscal year ended December 31, 1999.

                  27.2 Financial Data Schedule for the fiscal year ended December 31, 2000.

                  99.1 Audited financial statements of Qualton Hotels & Resorts Corporation for the years ended December 31, 1999 and 1998.

                  99.2 Unaudited interim financial statements of Qualton Hotels & Resorts Corporation for the nine months ended September 31, 2000 and 1999.


         * Filed as an exhibit to the Company's Form 8-K that was filed with the Securities and Exchange Commission on September 8, 2000, which report is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  QUALTON, INC.

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
Date: December 20, 2000           By: /s/ Jaime Serra
                                      ------------------------------------
                                      Jaime Serra, Chief Financial Officer
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